UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 27, 2014

ADVANCED CELL TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50295	87-0656515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Locke Drive, Marlborough, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (508) 756-1212

_____________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03       Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference.

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 27, 2014, Advanced Cell Technology, Inc. (the “Company”) filed a Certificate of Amendment to its Certificate of Incorporation (the “Certificate of Amendment”), with the Secretary of State of the State of Delaware, to effect a 1-for-100 reverse stock split of the Company’s common stock (the “Reverse Stock Split”). The Certificate of Amendment became effective at 5:00 P.M. Eastern Time on August 27, 2014.

As described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 9, 2013 and the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 24, 2013, at the Company’s annual meeting held on October 22, 2013, the Company’s stockholders approved the Certificate of Amendment with a ratio to be determined by the Company’s Board of Directors as set forth in more detail in the definitive proxy statement. Thereafter, the Company’s Board of Directors determined to effect a 1-for-100 reverse stock split and authorized the implementation of such split and filing of the Certificate of Amendment.

As a result of the Reverse Stock Split, every 100 shares of the Company’s pre-Reverse Stock Split common stock were combined and reclassified into one share of the Company’s common stock. Beginning with the opening of trading on August 28, 2014, the Company’s common stock will trade on the OTC Markets Group on a Reverse Stock Split adjusted basis with a new CUSIP number of 00752K204.

No fractional shares were issued in connection with the Reverse Stock Split. In accordance with the Certificate of Amendment, any fractional shares resulting from the Reverse Stock Split will be rounded up to the nearest whole number. Proportional adjustments will be made to the Company’s outstanding warrants, stock options and other equity awards and to the Company’s equity compensation plans to reflect the Reverse Stock Split.

A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Incorporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2014	Advanced Cell Technology, Inc.

	By:	/s/ Edward Myles
Edward Myles Chief Operating Officer & Chief Financial Officer

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Index to Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Incorporation.

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